AMENDMENT (this "Amendment"), dated as of May 6, 1998, to the FIVE YEAR
     COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT and the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, each of which is dated as of October 2, 1996 (as each of the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreements"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York
banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

     WHEREAS, pursuant to the Amendment and Waiver dated as of April 15, 1998 (the "April Waiver") the Lenders waived compliance by the Borrower with certain provisions of the Credit Agreements through June 15, 1998;

     WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the April Waiver and of the Credit Agreements upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreements and used herein shall have the meanings given to them in the Credit Agreements.

     2. Amendments. (a) The Required Lenders under each Credit Agreement hereby agree that each reference in Section 2(b) and 2(c) of the April Waiver to the date "June 15, 1998" shall instead be a reference to "August 31, 1998".

     (b) Section 1 of each Credit Agreement is hereby amended by adding at the end of the definition of "Consolidated Interest Expense" the following:

Notwithstanding the foregoing, interest expense on any Indebtedness of the Borrower or any of its Subsidiaries which (or the proceeds of which) directly or indirectly provides credit support for the RAC Loan Notes shall be deemed not to be included in Consolidated Interest Expense.

     (c) Section 1 of each Credit Agreement is hereby amended by adding at the end of the definition of "Indebtedness" the following:

In order to avoid doubt with respect to double counting, any Indebtedness of the Borrower or any of its Subsidiaries, in an amount not to exceed the principal of the RAC Loan Notes, which (or the proceeds of which) directly or indirectly provides credit support for the RAC Loan Notes shall be deemed not to be Indebtedness for purposes of this Agreement.

     (d) Section 1 of each Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following definitions:

     "CFHC" shall mean Cendant Finance Holding Corporation (comprising the companies formerly constituting, and owned by, HFS Incorporated), a Delaware corporation.

     "RAC Loan Notes" shall mean the loan notes to be issued by the Borrower to the sellers of the RAC Motoring Service Limited business in connection with the Borrower's acquisition of such business.

     (e) Section 6.1 of each Credit Agreement is hereby amended as follows:

     (i) the word "and" at the end of paragraph (g) is deleted;

     (ii) the phrase "and paragraph (i) below" is added immediately after the phrase "(a) - (g) above" in paragraph (h) thereof;

     (iii) the period at the end of paragraph (h) thereof is deleted and replaced with the phrase "; and"; and

     (iv) the following paragraph is added at the end thereof:

     (i) in addition to the Indebtedness permitted by paragraphs (a) - (h) above, Indebtedness of CFHC so long as CFHC shall have guaranteed payment of the Borrower's obligations under this Agreement on terms reasonably satisfactory to the Administrative Agent.

     (f) Section 6.5 of each Credit Agreement is hereby amended as follows:

     (i) the word "and" at the end of paragraph (g) is deleted; and

     (ii) paragraph (h) is relettered paragraph (i) and the following new paragraph (h) is added:

     (h) Liens consisting of cash and/or cash equivalents collateral securing the RAC Loan Notes or guarantees thereof provided that the amount of such cash collateral shall not exceed the amount of unpaid principal and accrued interest on the RAC Loan Notes at any time; and

     3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under each Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

     4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

     5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     7. Fundamental Document. Any guarantee of a Credit Agreement executed by CFHC in accordance with Section 6.1(i) of such Credit Agreement shall be a Fundamental Document under such Credit Agreement.
     IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed and delivered by their duly authorized officers as of the date first above written.

CENDANT CORPORATION


By:  /s/  Michael P. Monaco
Title:  Vice Chairman and Chief Financial Officer


THE CHASE MANHATTAN BANK,
as Administrative Agent and as a Lender


By:  /s/ Carol A. Ulmer
Title:  Vice President

ABN-AMRO BANK N.V. NEW YORK BRANCH



By:
   Name:
   Title:


By:
   Name:
   Title:

ANK OF AMERICA NT&SA



By: /s/ Steve Aronowitz
Title:  Managing Director

BANK OF MONTREAL


By:
   Name:
   Title:


THE BANK OF NEW YORK



By:
   Name:
   Title:

THE BANK OF NOVA SCOTIA



By:
   Name:
   Title:

BANK OF TOKYO-MITSUBISHI TRUST
COMPANY



By:  /s/ William Dinicola
Title:  Vice President

BANQUE PARIBAS



By:
   Name:
   Title:



By:
   Name:
   Title:

BAYERISCHE LANDESBANK GIROZENTRALE CAYMAN ISLANDS BRANCH



By: /s/ Peter Obermann             By:  /s/  Sean O'Sullivan
Title:  Senior Vice President      Title:  Vice President

BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH



By: /s/  Marianne Weinzinger
Title:  Vice President



By: /s/  Pamela J. Gillons
Title:  Assistant Treasurer

CIBC INC.



By:  /s/ Elizabeth Fischer
Title:  Executive Director CIBC Oppenheimer Corp. AS AGENT

CITIBANK, N.A.



By: /s/ Larry Farley
Title:  Vice President

COMERICA BANK



By: /s/  Kimberly S. Kersten
Title:  Vice President

CREDIT LYONNAIS NEW YORK BRANCH



By:
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON



By: /s/  Chris T. Horgan
Title:  Vice President



By: /s/  Kristin Lepri
Title:  Associate

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLAND BRANCH



By: /s/  John L. Dean                        By: /s/  Lynne Mc Carthy
Title:  Senior Vice President                Title:  Asst. Vice President

FIRST AMERICAN NATIONAL BANK


By: /s/  Scott Bane
Title:  Senior Vice President


FIRST HAWAIIAN BANK



By:
   Name:
   Title:

THE FIRST NATIONAL BANK OF BOSTON


By: /s/  Carlton F. Williams
Title:  Director

THE FIRST NATIONAL BANK OF CHICAGO


By:  /s/  Cory M. Helfand
Title:  Vice President

FIRST NATIONAL BANK OF MARYLAND


By:
   Name:
   Title:

FIRST UNION NATIONAL BANK


By:
   Name:
   Title:

FLEET NATIONAL BANK


By:
   Name:

  Title:


THE FUJI BANK, LIMITED
  NEW YORK BRANCH



By:
   Name:
   Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED NEW YORK BRANCH



By:  /s/  John V. Veltri
Title:  Joint General Manager

MELLON BANK, N.A.



By:
   Name:
   Title:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:
   Name:
   Title:


NATIONSBANK, N.A.



By:  /s/  Eileen C. Higgins
Title:  Vice President

THE NORTHERN TRUST COMPANY



By:
   Name:
   Title:

PNC BANK, N.A.



By:
   Name:
   Title:

ROYAL BANK OF CANADA



By:
   Name:
   Title:

THE SAKURA BANK, LIMITED



By:
   Name:
   Title:

THE SANWA BANK, LIMITED



By:
   Name:
   Title:

THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH



By:  /s/  John C. Kissinger
Title:  Joint General Manager

SUMMIT BANK



By:
   Name:
   Title:

THE TOKAI BANK LIMITED NEW YORK
BRANCH


By:
   Name:
   Title:


UNITED STATES NATIONAL BANK OF
OREGON



By:
   Name:
   Title:

WESTDEUTSCHE LANDESBANK
GIROZENTRALE, NEW YORK BRANCH



By:
   Name:
   Title:


BANKERS TRUST COMPANY



By:
    Name:
    Title: